UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21477

Western Asset / Claymore Inflation-Linked Opportunities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard Pasadena, CA		91101
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2009

Item 1 – Schedule of Investments

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

September 30, 2009 (Unaudited)

	Rate	Maturity Date	Par/Shares†	Value
Long-Term Securities — 110.4%
U.S. Government and Agency Obligations — 94.8%
Treasury Inflation-Protected Securities(A) — 94.8%
United States Treasury Inflation-Protected Security	0.875%	4/15/10	45,551,977	$45,566,189	(B)
United States Treasury Inflation-Protected Security	2.375%	4/15/11	110,829,368	114,119,670
United States Treasury Inflation-Protected Security	3.375%	1/15/12	970,296	1,031,850
United States Treasury Inflation-Protected Security	3.000%	7/15/12	53,960,440	57,366,692	(C)
United States Treasury Inflation-Protected Security	1.875%	7/15/13	67,740,524	69,984,429	(B)
United States Treasury Inflation-Protected Security	2.000%	1/15/14	932,432	965,650
United States Treasury Inflation-Protected Security	1.625%	1/15/15	41,844,348	42,628,930	(D)
United States Treasury Inflation-Protected Security	2.000%	1/15/16	51,812,093	53,755,046	(D)
United States Treasury Inflation-Protected Security	2.375%	1/15/17	23,825,295	25,351,591
United States Treasury Inflation-Protected Security	1.625%	1/15/18	38,457,480	38,842,055
United States Treasury Inflation-Protected Security	1.375%	7/15/18	30,700,345	30,393,342
United States Treasury Inflation-Protected Security	2.125%	1/15/19	5,817,922	6,108,818
United States Treasury Inflation-Protected Security	2.375%	1/15/25	11,425,300	11,978,719
United States Treasury Inflation-Protected Security	2.000%	1/15/26	164,105,987	163,746,923
United States Treasury Inflation-Protected Security	1.750%	1/15/28	33,821,200	32,404,937
United States Treasury Inflation-Protected Security	2.500%	1/15/29	15,347,277	16,493,534
United States Treasury Inflation-Protected Security	3.875%	4/15/29	21,615,660	27,830,162
Total U.S. Government and Agency Obligations (Cost — $700,789,089)				738,568,537
Corporate Bonds and Notes — 6.3%
Automobiles — 0.1%
General Motors Corp.	8.375%	7/15/33	3,920,000	637,000	(E)
Consumer Finance — 0.4%
GMAC LLC	7.500%	12/31/13	522,000	456,750	(F)
GMAC LLC	8.000%	12/31/18	626,000	472,630	(F)
SLM Corp.	0.000%	2/1/10	2,500,000	2,428,500	(G)
				3,357,880
Diversified Financial Services — 1.1%
Bank of America Corp.	8.000%	12/29/49	3,700,000	3,289,670	(H)
JPMorgan Chase and Co.	7.900%	12/31/49	4,120,000	3,955,900	(H)
TNK-BP Finance SA	7.875%	3/13/18	1,270,000	1,239,901	(F)
				8,485,471
Electric Utilities — 0.2%
Energy Future Holdings Corp.	10.875%	11/1/17	4,000	3,020
Energy Future Holdings Corp.	11.250%	11/1/17	2,083,960	1,375,414	(I)
				1,378,434
Energy Equipment and Services — 0.6%
EEB International Ltd.	8.750%	10/31/14	4,090,000	4,396,750	(F)
Health Care Providers and Services — 0.6%
Tenet Healthcare Corp.	7.375%	2/1/13	5,000,000	4,950,000
Independent Power Producers and Energy Traders — 1.1%
Dynegy Holdings Inc.	8.750%	2/15/12	1,610,000	1,642,200

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

September 30, 2009 (Unaudited) (continued)

		Maturity
	Rate	Date	Par/Shares†	Value
Independent Power Producers and Energy Traders — Continued
The AES Corp.	8.875%	2/15/11	5,000,000	$5,150,000
TXU Corp.	6.550%	11/15/34	3,000,000	1,349,436
				8,141,636
Metals and Mining — 0.7%
CII Carbon LLC	11.125%	11/15/15	2,060,000	1,977,600	(F)
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	3,460,000	3,680,575
				5,658,175
Oil, Gas and Consumable Fuels — 1.5%
El Paso Corp.	7.750%	1/15/32	5,000,000	4,580,990
Pemex Project Funding Master Trust	6.625%	6/15/35	2,350,000	2,269,952
The Williams Cos. Inc.	7.500%	1/15/31	5,000,000	5,106,910
				11,957,852
Total Corporate Bonds and Notes (Cost — $52,310,604)				48,963,198
Asset-Backed Securities — 0.5%
Fixed Rate Securities — 0.1%
Lehman ABS Manufactured Housing Contract 2001-B A3	4.350%	5/15/14	189,506	158,114
Lehman ABS Manufactured Housing Contract 2001-B A6	6.467%	8/15/28	189,506	162,693
				320,807
Indexed Securities(G) — 0.4%
Bayview Financial Acquisition Trust 2004-C	0.876%	5/28/44	49,247	38,511
Bear Stearns Asset Backed Securities Trust 2001-3 A1	0.696%	10/27/32	20,951	14,066
Bear Stearns Asset-Backed Securities Inc. 2007-SD2 2A1	0.646%	9/25/46	205,245	102,599
Countrywide Asset-Backed Certificates 2004-2 M1	0.746%	5/25/34	550,000	341,993
Countrywide Home Equity Loan Trust 2007-GW A	0.793%	8/15/37	2,157,812	995,877	(J)
Greenpoint Mortgage Funding Trust 2005-HE1	0.646%	9/25/34	1,116,702	590,158
MSDWCC Heloc Trust 2005-1	0.436%	7/25/17	65,304	30,027
New Century Home Equity Loan Trust 2003-A M1	0.996%	10/25/33	489,124	279,779	(F)
RAAC 2006-RP3 A	0.516%	5/25/36	1,675,570	709,337	(F)
Structured Asset Securities Corp. 2007-BC4 A3	0.496%	11/25/37	253,502	228,418
				3,330,765
Variable Rate Securities(K) — N.M.
Security National Mortgage Loan Trust 2006-3A A2	5.830%	1/25/37	300,000	114,301	(F)
Total Asset-Backed Securities (Cost — $2,629,390)				3,765,873
Loan Participations and Assignments(G) — 1.2%
Health Care Equipment and Supplies — 0.1%
Biomet Inc., Term Loan B	3.438%	3/25/15	992,405	954,466

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

September 30, 2009 (Unaudited) (continued)

		Maturity
	Rate	Date	Par/Shares†	Value
Health Care Providers and Services — 0.4%
Community Health Systems Inc., Term Loan, Tranche B	3.438%	7/2/14	1,868,564	$1,753,647
Community Health, Delayed Draw Term Loan	2.762%	7/2/14	95,326	89,463
HCA Inc., Term Loan B	3.708%	11/1/13	1,510,923	1,423,478
				3,266,588
Independent Power Producers and Energy Traders — 0.2%
Calpine Corp., Term Loan	4.095%	3/29/14	1,488,636	1,353,729
Multiline Retail — 0.2%
Dollar General Corp., Term Loan, Tranche B	3.590%	7/15/14	1,246,875	1,214,995
Paper and Forest Products — 0.2%
Georgia-Pacific Corp., First Lien Term Loan	7.750%	12/23/13	1,800,968	1,730,055
Wireless Telecommunication Services — 0.1%
MetroPCS Wireless Inc.	3.167%	2/20/14	992,327	945,341
Total Loan Participations and Assignments (Cost — $8,392,148)				9,465,174
Mortgage-Backed Securities — 2.0%
Fixed Rate Securities — 0.1%
Green Tree Home Improvement Loan Trust 1995-C B2	7.600%	7/15/20	4,642	3,640
Structured Asset Securities Corp. 2002-3 B2	6.500%	3/25/32	870,153	657,966
				661,606
Indexed Securities(G) — 1.4%
Bayview Commercial Asset Trust 2005-2A A2	0.596%	8/25/35	49,606	27,891	(F)
Bear Stearns Adjustable Rate Mortgage Trust 2004-1 23A1	5.452%	4/25/34	654,938	615,980
Bear Stearns Alt-A Trust 2007-1 1A1	0.406%	1/25/47	414,369	224,632
Citigroup Mortgage Loan Trust Inc. 2005-11 A3	4.900%	12/25/35	856,016	649,630
Countrywide Alternative Loan Trust 2005-J12	0.516%	8/25/35	867,410	419,829
Countrywide Home Loan Mortgage Pass-Through Trust 2003-56 6A1	5.222%	12/25/33	2,359,071	1,964,768
DSLA Mortgage Loan Trust 2004-AR1 A2B	0.666%	9/19/44	65,695	26,885
First Horizon Alternative Mortgage Securities 2004-AA4 A1	4.149%	10/25/34	26,132	20,242
First Horizon Alternative Mortgage Securities 2006-FA8 1A8	0.616%	2/25/37	390,015	191,456
Greenpoint Mortgage Funding Trust 2006-AR7 1A1B	0.366%	12/25/46	48,844	11,067
Harborview Mortgage Loan Trust 2006-13 A	0.426%	11/19/46	1,102,696	505,538
Harborview Mortgage Loan Trust 2007-7 2A1A	1.246%	11/25/47	109,018	60,755
IndyMac Index Mortgage Loan Trust 2006-AR15 A1	0.366%	7/25/36	3,086,740	1,455,279
MASTR Adjustable Rate Mortgages Trust 2006-0A1 1A1	0.456%	4/25/46	773,390	371,131
RBSGC Mortgage Pass-Through Certificates 2007-B 1A4	0.696%	1/25/37	385,647	193,740
Residential Asset Securitization Trust 2003-A1 A2	0.746%	3/25/33	648,791	578,189
Terwin Mortgage Trust 2006-9HGA A1	0.394%	10/25/37	1,599,168	1,482,073	(F)
WaMu Alternative Mortgage Pass-Through Certificates 2006-AR01 A1B	0.566%	2/25/36	139,775	27,613

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

September 30, 2009 (Unaudited) (continued)

		Maturity
	Rate	Date	Par/Shares†	Value
Indexed Securities — Continued
WaMu Mortgage Pass-Through Certificates 2004-AR08 A1	0.670%	6/25/44	42,311	$27,155
WaMu Mortgage Pass-Through Certificates 2004-AR2 A	2.301%	4/25/44	2,884,314	1,556,269
WaMu Mortgage Pass-Through Certificates 2006-AR11 1A	1.861%	9/25/46	104,076	47,977
WaMu Mortgage Pass-Through Certificates 2006-AR6 2A	1.861%	8/25/46	434,513	208,239
				10,666,338
Variable Rate Securities(K) — 0.5%
Banc of America Funding Corp. 2005-F 4A1	5.309%	9/20/35	343,049	247,766
Banc of America Funding Corp. 2006-D 6A1	5.885%	5/20/36	1,755,780	1,059,664
Citigroup Mortgage Loan Trust Inc. 2007-6 1A1A	5.683%	3/25/37	1,009,859	414,287
Countrywide Alternative Loan Trust 2004-33 1A1	4.973%	12/25/34	14,240	10,026
Countrywide Alternative Loan Trust 2004-33 2A1	5.025%	12/25/34	12,042	7,470
Harborview Mortgage Loan Trust 2006-2	4.537%	2/25/36	567,435	295,066
MASTR Adjustable Rate Mortgages Trust 2006-2 3A1	4.850%	1/25/36	1,392,844	1,120,318
Morgan Stanley Mortgage Loan Trust 2007-11AR 2A3	6.343%	6/25/37	288,094	159,695
Nomura Asset Acceptance Corp. 2004-AR4 1A1	4.689%	12/25/34	96,631	90,833
Thornburg Mortgage Securities Trust 2007-4 3A1	6.186%	9/25/37	389,822	317,442
WaMu Mortgage Pass-Through Certificates 2007-HY1 4A1	5.392%	2/25/37	531,706	341,916
WaMu Mortgage Pass-Through Certificates 2007-HY3 1A1	5.593%	3/25/37	418,835	263,335
				4,327,818
Total Mortgage-Backed Securities (Cost — $11,986,668)				15,655,762
Yankee Bonds(L) — 2.0%
Commercial Banks — 0.1%
Glitnir Banki Hf	6.693%	6/15/16	2,540,000	254	(E),(F),(H),(M)
ICICI Bank Ltd.	6.375%	4/30/22	1,343,000	1,096,507	(F),(H)
Kaupthing Bank Hf	7.125%	5/19/16	4,410,000	441	(E),(F),(M)
				1,097,202
Construction and Engineering — 0.4%
Odebrecht Finance Ltd.	7.500%	10/18/17	2,973,000	3,032,460	(F)
Diversified Financial Services — 0.3%
Lukoil International Finance BV	6.356%	6/7/17	1,570,000	1,513,166	(F)
Lukoil International Finance BV	6.656%	6/7/22	570,000	530,100	(F)
				2,043,266
Diversified Telecommunication Services — 0.5%
Axtel SA	7.625%	2/1/17	3,643,000	3,497,280	(F)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

September 30, 2009 (Unaudited) (continued)

		Maturity
	Rate	Date	Par/Shares†			Value
Metals and Mining — 0.1%
Vedanta Resources PLC	8.750%	1/15/14	770,000		$768,075		(F)
Oil, Gas and Consumable Fuels — N.M.
Gazprom	6.212%	11/22/16	190,000			182,400	(F)
Road and Rail — 0.1%
Grupo Transportacion Ferroviaria Mexicana SA de CV	9.375%	5/1/12	1,010,000			1,025,150
Wireless Telecommunication Services — 0.5%
True Move Co. Ltd.	10.750%	12/16/13	1,910,000			1,833,600	(F)
True Move Co. Ltd.	10.750%	12/16/13	2,040,000			1,958,400	(F)
						3,792,000
Total Yankee Bonds (Cost — $22,822,192)						15,437,833
Foreign Government Obligations — 3.3%
Canadian Government Bond	4.250%	12/1/21	13,959,989		CAD	16,828,731	(N)
Commonwealth of Australia	4.000%	8/20/20	6,655,000		AUD	8,983,596	(N)
Total Foreign Government Obligations (Cost — $22,568,133)						25,812,327
Preferred Stocks — 0.3%
Fannie Mae	8.250%		675,425	shs		1,087,434	(H),(O),(P)
Freddie Mac	8.375%		757,850			1,371,709	(H),(O),(P)
Total Preferred Stocks (Cost — $36,132,269)						2,459,143
Total Long-Term Securities (Cost — $857,630,493)						860,127,847
Short-Term Securities — N.M.
Repurchase Agreement — N.M.
Deutsche Bank 0.05%, dated 9/30/09, to be repurchased at $177,000 on 10/1/09 (Collateral: $181,000 Freddie Mac notes, 0.000%, due 3/8/10, value $180,540)			$177,000			177,000
Total Short-Term Securities (Cost — $177,000)						177,000
Total Investments — 110.4% (Cost — $857,807,493)(Q)						860,304,847
Reverse Repurchase Agreements (10.5)%					(81,729,120)
Other Assets Less Liabilities — 0.1%						609,150

Net Assets — 100.0%					$779,184,877

	Expiration	Actual Contracts	Appreciation/ (Depreciation)
Futures Contracts Purchased(R)
German Euro Bobl Futures	December 2009	102	$47,629

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

September 30, 2009 (Unaudited) (continued)

	Settlement	Contract to				Unrealized
Broker	Date	Receive		Deliver		Gain/(Loss)
Credit Suisse First Boston (London)	11/19/2009	USD	$2,790,619	AUD	3,362,394	$(164,073)
Credit Suisse First Boston (London)	11/19/2009	USD	2,799,687	AUD	3,344,108	(138,936)
Credit Suisse First Boston (London)	11/19/2009	USD	2,874,928	AUD	3,376,111	(91,819)
Credit Suisse First Boston (London)	11/19/2009	USD	9,278,042	CAD	9,890,393	30,553

						$(364,275)

N.M.	Not Meaningful.
†	Securities are denominated in U.S. dollars, unless otherwise noted.
(A)

Treasury Inflation-Protected Security —Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

(B)	All or a portion of this security is collateral to cover swaps.
(C)	All or a portion of this security is collateral to cover futures and options contracts written.
(D)	Position, or a portion thereof, with an aggregate market value of $77,220,625 has been segregated to collateralize reverse repurchase agreements.
(E)	Bond is currently in default.
(F)

Rule 144a Security - A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 3.28% of net assets.

(G)

Indexed Security - The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of September 30, 2009.

(H)

Stepped Coupon Security - A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

(I)	Pay-in-Kind (“PIK”) security - A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
(J)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(K)	The coupon rates shown on variable rate securities are the rates at September 30, 2009. These rates vary with the weighted average coupon of the underlying loans.
(L)	Yankee Bond - A dollar-denominated bond issued in the U.S. by foreign entities.
(M)	Illiquid security valued at fair value under the procedures approved by the Board of Trustees.
(N)

Inflation-Protected Security - Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

(O)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(P)	Non-income producing.
(Q)

Aggregate cost for federal income tax purposes is substantially the same as book cost. At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$48,854,287
Gross unrealized depreciation	(46,356,933)
Net unrealized appreciation	$2,497,354

(R)	Futures are described in more detail in the notes to financial statements.

AUD	– Austrian Dollar
CAD	– Canadian Dollar
USD	– U. S. Dollar

Notes to Portfolio of Investments (unaudited)

Organization and Significant Accounting Policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Trustees. The Fund has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value.  The hierarchy of inputs is summarized below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at settlement price established by the board of trade or exchange on which they are traded. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Long-term investments:
U.S. government and agency obligations	—	$738,568,537	—	$738,568,537
Corporate bonds and notes	—	48,963,198	—	48,963,198
Asset-backed securities	—	3,765,873	—	3,765,873
Loan participations and assignments	—	9,465,174	—	9,465,174
Mortgage-backed securities	—	15,655,762	—	15,655,762
Yankee bonds	—	15,437,833	—	15,437,833
Foreign government obligations	—	25,812,327	—	25,812,327
Preferred stocks	$2,459,143	—	—	2,459,143
Total long-term securities	2,459,143	857,668,704	—	860,127,847
Short-term securities†	—	177,000	—	177,000
Total investments	$2,459,143	$857,845,704	—	$860,304,847
Other financial instruments:
Reverse repurchase agreements	—	(81,729,120)	—	(81,729,120)
Futures contracts purchased	47,629	—	—	47,629
Forward currency contracts	—	(364,275)	—	(364,275)
Interest rate swaps‡	—	(962,178)	—	(962,178)
Credit default swaps on corporate issues — sell‡	—	(1,388,659)	—	(1,388,659)
Credit default swaps on credit indices — sell‡	—	(1,964,240)	—	(1,964,240)
Total other financial instruments	47,629	(86,408,472)	—	(86,360,843)
Total	$2,506,772	$771,437,232	—	$773,944,004

† See Schedule of Investments for additional detailed categorizations.

‡ Values include any premiums paid or received with respect to swap contracts.

Notes to Portfolio of Investments (unaudited) (continued)

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts

The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin.’’ Subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Reverse Repurchase Agreements

The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

Notes to Portfolio of Investments (unaudited) (continued)

For the nine months ended September 30, 2009, the average amount of reverse repurchase agreements outstanding was $224,931,599 and the daily weighted average interest rate was 0.39%.

As of September 30, 2009, the Fund entered into a reverse repurchase agreement (“Reverse Repurchase Agreement”) with Deutsche Bank for $81,729,120. The Reverse Repurchase Agreement which matured on October 1, 2009 was recorded at cost and was collateralized by various U.S. Treasury Inflation Protected Securities with a par value of $75,100,000 and a market value as of September 30, 2009, of $77,220,625. The implied interest rate on the Reverse Repurchase Agreement was 0.28% at September 30, 2009.

Swap agreements

The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives — Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of September 30, 2009 was $2,723,710. The aggregate fair value of assets posted as collateral, for all swaps was $3,332,842. If a defined credit event had occurred as of September 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $63,733,600 less the value of the contracts’ related reference obligations.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a

Notes to Portfolio of Investments (unaudited) (continued)

floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of September 30, 2009, the three-month London Interbank Offered Rates (“LIBOR”) was 0.28688%.

At September 30, 2009, the Fund held the following swap contracts:

Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund ‡	Periodic Payments Received by the Fund ‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Interest Rate Swaps:
Barclays Capital Inc.	March 18, 2039	4.25% Semi-Annually	3-month LIBOR	$16,740,000	$(4,737,597)	$3,775,419

Net unrealized appreciation on interest rate swaps						$3,775,419

CREDIT DEFAULT SWAP ON CORPORATE ISSUES—SELL PROTECTION(1)

Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At September 30, 2009 (2)	Periodic Payments Received by the Fund‡	Contract Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co. (SLM Corporation, 5.125%, due 8/27/12)	December 20, 2012	9.31%	2.50% Quarterly	$8,100,000	$(1,388,659)	—	$(1,388,659)

Net unrealized depreciation on sales of credit default swaps on corporate issues							$(1,388,659)

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co. (CDX HY 8)	June 20, 2012	2.75% Quarterly	$8,700,000	$(533,213)	$(113,598)	$(419,615)

Barclays Capital Inc. (CDX HY 8)	June 20, 2012	2.75% Quarterly	7,308,000	(447,900)	(289,146)	(158,754)

Barclays Capital Inc. (CDX IG 8)	June 20, 2012	0.35% Quarterly	39,625,600	(983,127)	(226,445)	(756,682)

Net unrealized depreciation on sales of credit default swaps on credit indices						$(1,335,051)

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3) The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡  Percentage shown is an annual percentage rate.

Notes to Portfolio of Investments (unaudited) (continued)

Forward Foreign Currency Contracts

The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2009.

	Futures Contracts		Forward Foreign Currency Contracts		Swap
Primary Underlying	Unrealized	Unrealized	Unrealized	Unrealized	Contracts, at
Risk Disclosure	Appreciation	Depreciation	Appreciation	Depreciation	value	Total
Interest Rate Contracts	47,629	—	—	—	(962,178)	(914,549)
Foreign Exchange Contracts	—	—	30,553	(394,828)	—	(364,275)
Credit Contracts	—	—	—	—	(3,352,899)	(3,352,899)
Total	47,629	—	30,553	(394,828)	(4,315,077)	(4,631,723)

The Fund had average market values of $69,539, $57,995,564, $7,854,870 , $9,211,062 and $14,255,189 in written options, futures contracts (to buy), futures contracts (to sell), forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively, average notional balances in interest rate swap contracts of $15,066,000, average notional balances of $100,773,800 in credit default swap contracts (to sell protection), during the period ended September 30, 2009.

Notes to Portfolio of Investments (unaudited) (continued)

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders.  This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

Subsequent Event

On July 17, 2009, Claymore Group Inc., the parent of Claymore Advisors, LLC (the “Adviser”), entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClayAcquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”)) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity.  This transaction was completed on October 14, 2009 (the “Effective Date”) and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, the consummation of this transaction resulted in the automatic termination of the Advisory Agreement. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) and the Adviser (the “Interim Advisory Agreement”). The Interim Advisory Agreement takes effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Fund’s custodian during the term of the Interim Advisory Agreement. If the Fund’s shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund’s shareholders do not approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Adviser shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Adviser’s costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees’ placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreement.

Item 2. Controls and Procedures

(a)                   The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)                  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 3. Exhibits

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset / Claymore Inflation-Linked Opportunities & Income Fund

By:	R. Jay Gerken
R. Jay Gerken
Chief Executive Officer, Western Asset / Claymore Inflation-Linked Opportunities & Income Fund
Date: November 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	R. Jay Gerken
R. Jay Gerken
Chief Executive Officer, Western Asset / Claymore Inflation-Linked Opportunities & Income Fund
Date: November 24, 2009

By:	Frances M. Guggino
Frances M. Guggino
Treasurer and Principal Financial and Accounting Officer, Western Asset / Claymore Inflation-Linked Opportunities & Income Fund
Date: November 24, 2009